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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2005

                           INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                    need #                88-0429044
             -------                                          ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                    Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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8.01     Other Events - Press Release

On December 5, 2005, Ingen Technologies, Inc. issued a press release to report our new stock trading symbol ("IGTG," formerly "IGTN") resulting from the company's 40-into-1 reverse split of common shares.

9.01     Financial Statements and Exhibits

                  (c). Exhibits

                  99.1   Press release dated December 6, 2005









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 8, 2005            Ingen Technologies, Inc.



                                  By: /s/ Scott R. Sand
                                      ------------------------------------------
                                      Scott R. Sand,
                                      Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)



         EXHIBIT NO.                DESCRIPTION

99.1     Press release dated December 6, 2005